Other Non-Current Assets (Tables)	12 Months Ended
Jun. 30, 2022
Subclassifications of assets, liabilities and equities [abstract]
Schedule of Other Non-Current Assets

	SA Rand
Figures in million	2022	2021
Debt instruments	163	193
Loans to associates (a)	116	116
Loan to ARM BBEE Trust (b)	148	177
Other loans	15	16
Loss allowance (a)	(116)	(116)
Equity instruments	75	74
Rand Mutual Assurance (c)	67	65
Other investments	8	9
Inventories	136	65
Non-current portion of gold in lock-up (d)	136	65

Total other non-current assets	374	332

(a)A loan of R116 million (2021: R116 million) owed by Pamodzi Gold Limited (Pamodzi) which was placed into liquidation during 2009, was provided for in full. Harmony is a concurrent creditor in the Pamodzi Orkney liquidation.

(b)During 2016, Harmony advanced R200 million to the ARM Broad-Based Economic Empowerment Trust (the ARM BBEE Trust), a shareholder of African Rainbow Minerals Limited (ARM). The trust is controlled and consolidated by ARM, who holds 12.12% of Harmony's shares at 30 June 2022. Harmony is a trustee of the ARM BBEE Trust. The loan was subordinated and unsecured. The interest on the loan was market-related (3 months JIBAR + 4.25%) and was receivable on the maturity of the loan on 31 December 2022. In the 2021 financial year, the loan to the ARM BBEE Trust was refinanced to allow a sufficient and sustainable repayment structure. Following the restructuring, Harmony advanced R264 million to the ARM BBEE Trust, which the Trust used for the repayment of the outstanding balance under the previous loan agreement. The loan under the revised loan agreement is interest-free and is receivable on the maturity of the loan on 30 June 2035. The loan is unsubordinated and unsecured.

Neither of the loans meet the requirements for amortised cost measurement as it fails the solely payments of principal and interest test and were therefore classified as fair value through profit and loss (refer to the fair value determination section in note 39 for detail). The group determined that the contractual terms include exposure to risk and volatility that is inconsistent with a basic lending arrangement. In making this assessment the group considered contingent events that would change the amount and timing of cash flows and potential limits on the group's claim to cash flows from specified assets (eg non-recourse asset arrangements).

The movement in the ARM BBEE Trust loan is as follows:

	SA Rand
Figures in million	2022	2021
Balance at beginning of year	177	306
Fair value gain[1]	36	10
Repayment of interest	—	(52)
Repayment of loan	(65)	—
Settlement of original loan	—	(264)
Refinanced loan advanced	—	264
Day one expense[1,2]	—	(87)
Balance at end of year	148	177
[1] Included in net gain on financial instruments (refer to note 10).
[2] Relates to the refinancing of the loan.

(c)On 5 August 2020, the group received a dividend of R8 million relating to the second and final tranche of the contingent consideration for the sale of shares in one of Rand Mutual Assurance’s subsidiaries. The dividend was seen as a recovery of capital as it reduced Harmony's effective share in the investment. Refer to note 39 for the fair value valuation technique used to measure the investment. Refer to note 10 for details of additional dividends received.

(d)Refer to note 23 for further details on inventories.